Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
03/03/2021	3130ALGJ7	03/23/2021	03/23/2026	09/23/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	04/23/2021	1.000%	$125,000,000
03/03/2021	3130ALJK1	03/23/2021	03/23/2026	06//23/2021	Optional Principal Redemption	European	Fixed/ Step Up	12/23/2021	0.300%	$10,000,000
03/03/2021	3130ALKW3	03/22/2021	03/22/2027	09/22/2021	Optional Principal Redemption	European	Fixed/ Constant	03/22/2022	1.020%	$25,000,000
03/03/2021	3130ALLD4	03/17/2021	03/17/2026	09/17/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/17/2021	0.875%	$80,000,000
03/03/2021	3130ALLE2	03/24/2021	12/24/2025	09/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/24/2021	0.800%	$15,000,000
03/03/2021	3130ALLF9	03/24/2021	12/24/2026	04/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	03/24/2022	1.000%	$15,000,000
03/04/2021	3130ALM68	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/30/2021	0.900%	$25,000,000
03/04/2021	3130ALM76	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/30/2021	0.900%	$25,000,000
03/04/2021	3130ALMQ4	03/25/2021	06/25/2024	09/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/25/2021	0.440%	$15,000,000
03/04/2021	3130ALMR2	03/23/2021	08/23/2024	09/23/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/23/2021	0.470%	$15,000,000
03/05/2021	3130ALKW3	03/22/2021	03/22/2027	09/22/2021	Optional Principal Redemption	European	Fixed/ Constant	03/22/2022	1.020%	$25,000,000
03/05/2021	3130ALLW2	03/29/2021	03/29/2029	09/29/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	09/29/2021	1.000%	$10,000,000
03/05/2021	3130ALMX9	03/24/2021	03/24/2031	09/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/24/2021	2.000%	$100,000,000
03/05/2021	3130ALN26	03/24/2021	03/24/2032	09/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/24/2021	2.000%	$25,000,000
03/05/2021	3130ALN34	03/24/2021	03/24/2025	09/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/24/2021	0.700%	$35,000,000
03/05/2021	3130ALN42	03/30/2021	03/30/2026	09/30/2021	Optional Principal Redemption	European	Fixed/ Constant	06/30/2021	1.000%	$100,000,000
03/05/2021	3130ALND2	03/29/2021	03/29/2028	09/29/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	09/29/2021	1.000%	$25,000,000
03/05/2021	3130ALNF7	03/30/2021	12/30/2025	09/30/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/30/2021	1.000%	$25,000,000

03/05/2021	3130ALNH3	03/24/2021	03/24/2031	09/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	03/24/2022	1.000%	$20,000,000
03/08/2021	3130ALNM2	03/10/2021	06/10/2021	06/10/2021	Optional Principal Redemption	N/A	Fixed/ Constant	N/A	0.040%	$250,000,000

03/08/2021	3130ALNY6	03/30/2021	09/30/2024	09/30/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/30/2021	0.550%	$75,000,000

03/08/2021	3130ALNZ3	03/30/2021	09/30/2024	09/30/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/30/2021	0.550%	$75,000,000
03/08/2021	3130ALP40	03/30/2021	03/26/2026	09/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	04/26/2021	1.200%	$100,000,000
03/08/2021	3130ALP65	03/30/2021	09/30/2026	09/30/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/30/2021	1.250%	$35,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.